Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Registrant's telephone number, including area code: (800) 746-3322

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

&

Croft Income Fund

ANNUAL REPORT

April 30, 2012

June 30, 2012

Dear Shareholder:

The Croft Value Fund continues to be managed under the same value-oriented philosophy in combination with contrarian idea generation.  Our investment strategy is to seek stocks that, in our opinion, are trading at $0.60 on the dollar with long-term price appreciation potential and low portfolio turnover. We look for companies that have underappreciated potential catalysts, relatively low price-to-earnings (P/E) ratios with superior long-term earnings growth, and contrarian ideas that have fallen out of favor with the market but still have relatively strong underlying prospects.

The Croft Value Fund’s underperformance compared to the S&P 500 Index was in part due to our relative exposures to the energy, technology, and materials sectors.  Though we are not happy with our recent results, our focus remains steadfastly longer term.  Macroeconomic concerns and the ensuing flight to safety have left many good companies with valuations not seen in decades. Some of the areas that were hit the hardest are those in which we have the most conviction (i.e. telecommunications and natural gas).  In each of these areas, we opportunistically added positions that should benefit from long-term secular trends.

We believe the North American natural gas industry is poised for a good decade of growth due to its clean energy characteristics, large supply, and relative cheapness compared to oil.  North American natural gas is making steady inroads in transportation, power utility, and the global marketplace.

We believe that telecommunications companies will continue to be buoyed by the growth of broadband usage worldwide.Large increases in the consumption of video and other bandwidth intensive applications on PCs, laptops, smartphones, tablets, and other connected TVs and consumer devices should continue to be a big driver of sustainable growth.

Given the current valuations and quality of US companies’ balance sheets, we are paying low prices for good long-term assets. Therefore, on a fundamental basis, we think the prospects for the Croft Value Fund over the next few years have never looked better.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

June 30, 2012

Dear Shareholder:

Since the end of 2008 when the federal funds rate was cut nearly to zero, fixed income investors have had to walk a narrow line in search of yield while avoiding the market value risk inherent to longer-dated debt when interest rates inevitably rise.   At the beginning of 2012, however, the Federal Reserve embarked upon a new age of transparency, pledging to keep interest rates low until late 2014.  Combining this pledge with the fact that borrowing costs of many other countries have escalated due to their economic uncertainty, the US Treasury market has become the omnipresent safe haven of the fixed income market.  In early 2012, 30-year US Treasury yields approached levels last seen during the worst of the US financial crisis and 10-year US Treasury yields actually fell below those levels.  Meanwhile, inflation as measured by the Consumer Price Index (CPI) has returned to pre-recessionary levels.  As such, investors are accepting negative real yields, suggesting a safety-first attitude.

Despite this environment, there are many corporations that have improved their financial situation.  Well-managed companies have been able to strengthen balance sheets, raise cash levels, take advantage of lower borrowing costs, and increase confidence in their debt obligations.  The Croft Income Fund concentrated on these types of companies, whose improving situations help compensate for the low yield environment.  However, long-term corporate bonds are very expensive, and we have lessened this risk by shortening our maturity.

The Croft Income Fund’s underperformance compared to the Barclays Capital Intermediate US Government/Credit Bond Index in the fiscal year was largely attributable to an increased cash position along with investments in shorter duration securities as compared to the benchmark.  We did, however, establish new positions in intermediate-term debt of companies with improving financial situations.  The Croft Income Fund has been able to generate current yield while lowering the risk of rising interest rates, and maintains a cash reserve to capitalize on an improved investing environment for fixed income securities.

The weighted average maturity of the portfolio has decreased to 3.5 years from 4.1 years and the weighted average duration has decreased to 2.8 years from 3.1 years last year.  We continue to manage the Croft Income Fund credit risk through industry diversification and individual company analysis.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

Croft Value Fund
Performance Illustration
April 30, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2002*

Average Annual Total Returns

For the Periods Ended April 30, 2012

                               Croft Value Fund                S&P 500 Index            S&P 500 Value Index

1 Year                            (5.42)%                               4.76%                                 1.27%

3 Year                             17.41%                             19.44%                               18.40%

5 Year                               1.38%                               1.00%                              (1.89)%

10 Year                             5.88%                               4.79%                                4.40%

Annual Fund Operating Expenses: **

Operating Expenses                                   1.28%

Less Waivers/Reimbursements                  0.00%

Net Annual Fund Operating Expenses       1.28%

*This chart assumes an initial investment of $10,000 made on May 1, 2002.

** The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) May 1, 2011 through April 5, 2012 to limit total annual fund operating expenses for the Value Fund to 1.47%.  The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses or extraordinary expenses) April 6, 2012 through August 30, 2013 to limit total annual fund operating expenses for the Value Fund to 1.22%.  The Fund's total gross annual operating expenses, including underlying funds is 1.30%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Croft Income Fund
Performance Illustration
April 30, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2002*

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
May-02
Oct-02
Apr-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
CLINX
Barclays

Average Annual Total Returns

For the Periods Ended April 30, 2012

                               Croft Income Fund                 Barclays Int. Govt./ Corp.

                                                                                         Bond Index

1 Year                              3.29%                                          5.86%

3 Year                              7.50%                                          6.03%

5 Year                              4.01%                                          5.75%

10 Year                            5.55%                                          5.21%

Annual Fund Operating Expenses: **

Operating Expenses                                          1.74%

Less Waivers/Reimbursements                      (0.64)%

Net Annual Fund Operating Expenses             1.10%

*This chart assumes an initial investment of $10,000 made on May 1, 2002.

** The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) May 1, 2011 through April 5, 2012 to limit total annual fund operating expenses for the Income Fund to 1.10%.  The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses or extraordinary expenses) April 6, 2012 through August 30, 2013 to limit total annual fund operating expenses for the Income Fund to 0.85%. The Fund's total gross annual operating expenses, including underlying Funds is 1.78%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

* Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

	Croft Value Fund
	Schedule of Investments
	April 30, 2012

Shares/Principal		Fair Value

COMMON STOCKS - 97.17%

Aerospace/Defense - 0.39%
114,961	Exelis, Inc.	$ 1,325,500

Agricultural - 2.56%
41,404	Monsanto Co.	3,154,157
64,801	The Mosaic Co.	3,422,789
49,399	Potash Corp. of Saskatchewan, Inc.	2,098,470
		8,675,416
Automotive Products - 0.60%
139,997	Dana Holdings Corp.	2,046,756

Banks, S&L's and Brokers - 1.50%
153,430	Citigroup, Inc.	5,070,094

Building & Construction - 2.34%
132,038	Foster Wheeler Ltd. *	3,036,874
55,580	Jacobs Engineering Group, Inc. *	2,436,071
88,284	Lennar Corp. Class A	2,448,998
		7,921,943
Capital Equipment - 6.60%
51,660	Caterpillar, Inc.	5,309,098
52,117	Deere & Co.	4,292,356
37,887	Flowserve Corp.	4,354,353
63,961	United Technologies Corp.	5,221,776
114,961	Xylem, Inc.	3,205,113
		22,382,696
Chemicals - 1.64%
79,485	E.I. du Pont de Nemours & Co.	4,249,268
31,461	Lyondell Basell Industries NV	1,314,441
		5,563,709
Consumer Non-Durables - 5.21%
115,531	Philip Morris International, Inc.	10,341,180
115,291	Procter & Gamble Co.	7,337,119
		17,678,299
Containers & Paper - 1.85%
106,130	International Paper Co.	3,535,190
137,611	Sealed Air Corp.	2,639,379
4,460	Fortress Paper Ltd. *	113,013
		6,287,582
Financial Services - 3.87%
319,600	Invesco Ltd.	7,938,864
78,023	PNC Financial Services Group	5,174,485
		13,113,349
Forest Products - 3.30%
62,663	Plum Creek Timber Co., Inc.	2,634,353
419,422	Weyerhaeuser Co.	8,539,432
		11,173,785
Healthcare - 4.37%
46,829	Baxter International, Inc.	2,594,795
52,698	Edwards Lifesciences Corp. *	4,372,353
46,415	Genomic Health, Inc. *	1,330,254
72,673	Stryker Corp.	3,965,766
45,654	Unitedhealth Group, Inc.	2,563,472
		14,826,640
Industrial Goods - 3.19%
193,624	ABB Ltd. ADR	3,653,685
57,698	Valmont Industries, Inc.	7,150,513
		10,804,198
Insurance Agents & Brokers - 1.35%
136,750	Marsh & McLennan Companies, Inc.	4,574,288

International Oil & Gas - 1.30%
88,546	Petrominerales Ltd.	1,295,817
116,705	Progress Energy Resources Corp.	1,284,772
25,504	Royal Dutch Shell Plc. ADR Class A	1,824,556
		4,405,145
Life Insurance - 3.91%
191,568	MetLife, Inc.	6,902,195
104,703	Prudential Financial, Inc.	6,338,720
		13,240,915
Media & Entertainment - 2.19%
60,008	Arbitron, Inc. *	2,283,304
68,708	DTS, Inc. *	2,143,690
16,240	Liberty Media Corp. *	1,420,026
55,448	Rovi Corp. *	1,588,031
		7,435,051
Metals & Mining - 3.08%
105,160	Cloud Peak Energy, Inc. *	1,618,412
132,254	Freeport McMoran Copper & Gold, Inc.	5,065,328
223,264	Pretium Resources, Inc. *	3,773,826
		10,457,566
Multi-Industry - 5.93%
304,366	General Electric Co.	5,959,486
102,441	Honeywell International, Inc.	6,214,071
141,439	Tyco International, Inc.	7,938,971
		20,112,528
Natural Gas - 5.81%
34,319	Petroleum Development Corp. *	1,180,230
115,274	QEP Resources, Inc.	3,551,592
248,215	Sandridge Energy, Inc. *	1,983,238
112,410	Southwestern Energy Co. *	3,549,908
117,545	Ultra Petroleum Corp. *	2,322,689
43,147	WPX Energy, Inc. *	758,093
186,442	Williams Companies, Inc.	6,344,621
		19,690,371
Oil - 2.20%
55,284	Cobalt International Energy, Inc. *	1,479,400
43,999	Crescent Point Energy Corp.	1,923,230
249,179	Petrobank Energy & Resources Ltd. *	3,573,399
320,075	Petrofrontier Corp. *	473,273
		7,449,302
Pharmaceuticals - 6.50%
105,680	Johnson & Johnson	6,879,768
187,048	Merck & Co., Inc.	7,339,764
341,744	Pfizer, Inc.	7,825,938
		22,045,470
Precious Metals - 3.39%
143,638	Allied Nevada Gold Corp. *	4,207,157
42,337	Detour Gold Corp. *	1,045,347
165,234	First Majestic Silver Corp. *	2,605,740
246,863	Yamana Gold, Inc.	3,628,886
		11,487,130
Property & Casualty Insurance - 4.22%
151,674	Allstate Corp.	5,055,294
121,827	Ace Ltd.	9,255,197
		14,310,491
Retail Stores - 3.21%
31,635	Advance Auto Parts, Inc.	2,904,093
253,022	Lowes Companies, Inc.	7,962,602
		10,866,695
Specialty Chemicals - 5.22%
44,973	3M Co.	4,018,787
44,118	Albemarle Corp.	2,880,905
97,681	FMC Corp.	10,788,866
		17,688,558
Technology - 5.01%
103,976	Altera Corp.	3,698,426
6,215	Apple Computer, Inc. *	3,629,436
125,441	Applied Materials, Inc.	1,504,038
165,653	Corning, Inc.	2,377,121
68,150	Power Integrations, Inc.	2,581,522
58,708	Trimble Navigation Ltd. *	3,178,451
		16,968,994
Telecommunications - 4.09%
82,084	Adtran, Inc.	2,505,204
70,619	Centurylink, Inc.	2,723,069
108,036	General Cable Corp. *	3,180,580
25,415	SBA Communications, Inc. *	1,367,073
63,829	Qualcomm Inc.	4,074,205
		13,850,131
Transportation - 1.25%
57,937	Norfolk Southern Corp.	4,225,345

Utilities - 1.09%
57,386	NextEra Energy, Inc.	3,692,789

TOTAL FOR COMMON STOCKS (Cost $284,481,004) - 97.17%		$ 329,370,736

SHORT TERM INVESTMENTS - 3.06%
10,367,327	Invesco Short Term Investment 0.02% **	10,367,327

TOTAL FOR SHORT TERM INVESTMENTS (Cost $10,367,327) - 3.06%		$ 10,367,327

TOTAL INVESTMENTS (Cost $294,848,331) - 100.23%		$ 339,738,063

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.23)%		(767,413)

NET ASSETS - 100.00%		$ 338,970,650

ADR - American Depositary Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2012.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	April 30, 2012

Shares/Principal		Fair Value

CLOSED END MUTUAL FUNDS - 2.07%

Closed End Mutual Funds - 2.07%
6,200	Alliance Bernstein Global High Income Fund *	$ 94,488
9,600	Templeton Emerging Markets Income Fund *	149,856
4,500	Western Asset Worldwide Income Fund *	66,600
		310,944

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 2.07%		$ 310,944

CORPORATE BONDS (a) - 65.49%

Building Materials & Housing - 0.84%
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	126,906

Business Equipment - 4.42%
182,000	Hewlett-Packard Co., 5.5%, 3/1/18	207,711
45,000	Hewlett-Packard Co., 6.125%, 3/1/14	48,702
100,000	IBM Corp., 5.7%, 9/14/17	120,472
160,000	Pitney Bowes, Inc., 4.75%, 5/15/18	161,998
105,000	United Technology Corp., 5.375%, 12/15/17	125,828
		664,711
Business Services - 1.16%
145,000	United Parcel Services, 5.5%, 1/15/18	174,712

Cable TV & Cellular Telephone - 0.72%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	108,359

Capital Goods - 1.64%
150,000	Caterpillar, Inc., 7.00%, 12/15/13	165,312
75,000	General Dynamics Corp., 5.25%, 2/1/14	81,177
		246,489
Chemicals - 3.49%
75,000	Agrium, Inc. Debentures (Yankee), 7.8%, 2/1/27	97,806
150,000	Dupont EI De Nemours, 6.00% 7/15/18	186,191
220,000	Lyondell Chemical Co., 11.00%, 5/1/18	240,900
		524,897
Electric & Gas Utilities - 4.09%
125,000	American Electric Power Corp., 5.25%, 6/1/15	136,564
100,000	Dominion Resources, Inc., 6.25%, 6/30/12	100,903
160,000	Duke Energy Corp., 6.30%, 2/1/14	174,883
185,000	Exelon Corp., 4.90%, 6/15/15	202,432
		614,782
Electronic Instruments and Controls - 0.78%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	46,710
60,000	Arrow Electronics, Inc. Debentures, 7.50%, 1/15/27	70,547
		117,257
Energy and Energy Services - 8.21%
120,000	Anadarko Petroleum, 7.625%, 3/15/14	133,236
100,000	Baker Hughes, Inc., 7.5%, 11/15/18	133,086
100,000	BP Capital Markets Plc, 3.125, 10/1/15	105,767
30,000	Conocophillips Corp., 4.75%, 2/1/14	32,096
100,000	Conocophillips Corp., 5.2%, 5/15/18	119,919
65,000	Global Marine, Inc., 7.00%, 6/1/28	69,220
100,000	Shell International Finance BV, 4.00%, 3/21/14	106,373
185,000	Sunoco, Inc., 4.875%, 10/15/14	191,439
150,000	Tesoro Corp., 6.625%, 11/1/15	153,375
60,000	Tosco Corp., 7.8%, 1/1/27	83,341
105,000	Weatherford International, Inc., 5.95%, 6/15/12	105,515
		1,233,367
Financial Services - 11.73%
145,000	Allstate Corp., 6.2%, 5/16/14	160,433
130,000	American Express Credit Co., 5.125%, 8/25/14	141,090
160,000	Berkshire Hathaway Financial Corp., 4.625%, 10/15/13	169,374
100,000	Charles Schwab Corp., 4.95%, 6/1/14	108,227
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	76,561
150,000	Ford Motor Credit Co., LLC, 7.5%, 8/1/12	152,359
55,000	Goldman Sachs Group, 3.25%, 6/15/12	55,193
150,000	JP Morgan Chase & Co., 4.65%, 6/1/14	159,750
60,000	JP Morgan Chase & Co., 5.875%, 6/13/16	67,212
120,000	Marsh & McLennan Co., 5.75%, 9/15/15	134,461
137,000	Merrill Lynch & Co., 6.875%, 4/25/18	152,665
70,000	Merrill Lynch & Co., 6.15%, 4/25/13	72,838
100,000	PNC Funding Corp., 3.625%, 2/8/15	106,634
90,000	Wells Fargo & Co., 5.125%, 9/1/12	91,368
110,000	Wells Fargo & Co., 4.375%, 1/31/13	113,097
		1,761,262
Food & Drug Producers - 2.84%
100,000	Archer-Daniels Midland Co., 5.45%, 3/15/18	119,550
70,000	Bunge, Ltd., 5.35%, 4/15/14	74,821
100,000	Glaxosmithkline PLC., 4.375%, 4/15/14	107,303
110,000	Pfizer, Inc., 5.35%, 3/15/15	124,565
		426,239
Gas & Gas Transmission - 1.39%
100,000	KN Energy, Inc. Senior Debentures, 7.25%, 3/1/28	102,480
100,000	Panhandle Eastern Pipeline., 6.05%, 8/15/13	105,941
		208,421
Home Lawn & Garden Equipment - 0.78%
100,000	Toro Company Debentures, 7.8%, 6/15/27	117,221

Industrial Goods - 3.71%
75,000	Cummins Engine Company, Inc. Debentures, 6.75%, 2/15/27	90,896
206,000	General Electric Co., 5.25%, 12/6/17	240,406
90,000	Honeywell International, Inc., 4.25%, 3/1/13	92,889
115,000	Johnson Controls, Inc., 7.7%, 3/1/15	133,005
		557,196
Life Insurance - 1.38%
40,000	Prudential Financial, Inc., 3.625%, 9/17/12	40,414
160,000	Prudential Financial, Inc., 4.5%, 7/15/13	166,422
		206,836
Media & Entertainment - 6.00%
186,000	Liberty Media, Corp., 8.25%, 2/1/30	189,255
150,000	Liberty Media, Corp., 5.70%, 5/15/13	154,875
165,000	News America Holdings, Inc., 7.75%, 2/1/24	193,418
170,000	Time Warner, Inc. Debentures, 9.15%, 2/1/23	234,186
110,000	Washington Post Co., 7.25%, 2/1/19	128,849
		900,583
Metal & Mining - 4.31%
127,000	Arch Western Finance, 6.75%, 7/1/13	127,000
90,000	ArcelorMittal, 3.75%, 8/5/15	91,265
165,000	BHP Finance USA, 5.5%, 4/1/14	180,001
100,000	Nucor Corp., 5.75%, 12/1/17	120,512
125,000	U.S. Steel Corp., 7.00%, 2/1/18	128,125
		646,903
Miscellaneous Consumer Goods & Services - 1.28%
90,000	Brown-Forman Corp., 5.00%, 2/1/14	96,678
100,000	Tenneco Packaging, Inc. Debentures, 8.125%, 6/15/17	95,000
		191,678
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.83%
150,000	Albemarle Corp., 5.1%, 2/1/15	165,839
100,000	Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	108,734
		274,573
Retail Stores - 1.49%
55,000	Albertson's Medium-Term, Inc. Notes, 6.52%, 4/10/28	38,500
70,000	Auto Zone, Inc., 6.95%, 6/15/16	82,831
90,000	Staples, Inc., 9.75%, 1/15/14	101,984
		223,315
Semi-Conductors & Related Devices - 0.70%
100,000	Texas Instruments, Inc., 2.375, 5/16/16	105,178

Telephones & Communications - 1.58%
75,000	AT&T Corp., 4.85%, 2/15/14	80,447
150,000	Anixter, Inc., 5.95%, 3/1/15	156,375
		236,822
Technology - 1.12%
145,000	Cisco Systems, Inc., 5.5%, 2/22/16	169,043

TOTAL FOR CORPORATE BONDS (Cost $8,867,674) - 65.49%		$ 9,836,750

CONVERTIBLE BONDS (a) - 2.68%
150,000	General Cable Corp., 0.875%, 11/15/13	$ 146,250
130,000	General Cable Corp., 1.00%, 10/15/12	124,962
130,000	Medtronic, Inc., 1.625%, 4/15/2013	130,812
		402,024

TOTAL FOR CONVERTIBLE BONDS (Cost $395,666) - 2.68%		$ 402,024

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 13.82%
1,000,000	U.S. Treasury Notes, 3.625%, 5/15/13	1,035,352
1,000,000	U.S. Treasury Notes, 2.25%, 5/31/14	1,040,625

TOTAL FOR U.S. GOVERNMENT AGENCES AND OBLIGATIONS (Cost $2,074,828) - 13.82%		$ 2,075,977

MUNICIPAL BONDS (a) - 0.78%
105,000	State of California Taxable Build Am, 5.45%, 4/1/15	116,801

TOTAL FOR MUNICIPAL BONDS (Cost $107,013) - 0.78%		$ 116,801

SHORT TERM INVESTMENTS - 14.17%
2,128,899	Invesco Short Term Investment 0.02% **	2,128,899

TOTAL FOR SHORT TERM INVESTMENTS (Cost $2,128,899) - 14.17%		$ 2,128,899

TOTAL INVESTMENTS (Cost $13,801,607) - 99.01%		$ 14,871,395

OTHER ASSETS LESS LIABILITIES - 0.99%		148,311

NET ASSETS - 100.00%		$ 15,019,706

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Notes 2 and 3 of the accompanying notes to the financial statements for additional information.
* Closed-end security
** Variable rate security; the coupon rate shown represents the yield at April 30, 2012.
The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Assets and Liabilities
April 30, 2012

Assets:	Value Fund	Income Fund
Investments in Securities, at Fair Value
(Cost $294,848,331 and $13,801,607, respectively)	$ 339,738,063	$ 14,871,395
Cash	3,150
Receivable for Securities Sold	1,784,577	-
Receivable for Fund Shares Sold	223,166	-
Dividends and Interest Receivable	312,515	173,824
Prepaid Expenses	15,061	2,399
Total Assets	342,076,532	15,047,618
Liabilities:
Payables:
Payable for Securities Purchased	2,732,533	-
Fund Shares Redeemed	353,130	121
Distributions Payable	-	8,894
Other Accrued Expenses	20,219	18,897
Total Liabilities	3,105,882	27,912
Net Assets	$ 338,970,650	$ 15,019,706

Net Assets Consist of:
Paid In Capital	$ 294,399,568	$ 14,541,808
Accumulated Undistributed Net Investment Income	853,279	26,952
Accumulated Realized Loss on Investments	(1,171,929)	(618,842)
Unrealized Appreciation in Value of Investments	44,889,732	1,069,788
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft
Funds Corporation, which includes the Value Fund and the
Income Fund), for 14,065,203 and 1,501,687 Shares Outstanding.	$ 338,970,650	$ 15,019,706

Net Asset Value and Offering Price Per Share	$ 24.10	$ 10.00

Short-term Redemption Price Per Share ($24.10 x 0.98 and $10.00 x 0.98) *	$ 23.62	$ 9.80

* The Funds will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.

The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Operations
For the year ended April 30, 2012

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $56,612 and $0, respectively)	$ 5,969,131	$ 26,399
Interest	18,513	597,441
Total Investment Income	5,987,644	623,840

Expenses:
Advisory Fees	3,312,188	116,472
Distribution Fees	880,901	36,858
Transfer Agent and Fund Accounting Fees	96,225	32,844
Custody Fees	62,030	4,714
Registration Fees	43,001	11,020
Audit Fees	15,489	15,239
Insurance Fees	31,418	3,318
Legal Fees	22,948	848
Miscellaneous Fees	22,508	1,369
Printing and Mailing Fees	23,438	-
Director Fees	7,528	7,427
Total Expenses	4,517,674	230,109
Fees Waived by the Advisor	-	(67,933)
Net Expenses	4,517,674	162,176

Net Investment Income	1,469,970	461,664

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	3,144,438	79,675
Realized Capital Gains from Registered Investment Companies	-	837
Net Change in Unrealized Appreciation on Investments	(36,113,506)	(66,537)
Net Realized and Unrealized Gain/(Loss) on Investments	(32,969,068)	13,975

Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (31,499,098)	$ 475,639

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2012	4/30/2011
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,469,970	$ 10,061,536
Net Realized Gain on Investments	3,144,438	7,231,847
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(36,113,506)	53,824,808
Net Increase/(Decrease) in Net Assets Resulting from Operations	(31,499,098)	71,118,191

Distributions to Shareholders from:
Net Investment Income	(1,680,128)	(9,103,379)
Net Change in Net Assets from Distributions	(1,680,128)	(9,103,379)

Capital Share Transactions:
Proceeds from Sale of Shares	74,205,234	133,235,553
Proceeds from Shares Issued from Transfers In-Kind	-	18,391
Shares Issued on Reinvestment of Dividends	1,670,974	9,045,176
Cost of Shares Redeemed	(142,541,092)	(78,786,485)
Net Increase/(Decrease) from Shareholder Activity	(66,664,884)	63,512,635

Net Assets:
Net Increase/(Decrease) in Net Assets	(99,844,110)	125,527,447
Beginning of Period	438,814,760	313,287,313
End of Period (Including Accumulated Undistributed Net
Investment Income of $853,279 and $958,157, respectively)	$ 338,970,650	$ 438,814,760

Share Transactions:
Shares Sold	3,251,755	6,007,075
Shares Issued from Transfers In-Kind	-	806
Shares Issued on Reinvestment of Dividends	77,110	387,706
Shares Redeemed	(6,393,678)	(3,589,730)
Net Increase/(Decrease) in Shares	(3,064,813)	2,805,857
Outstanding at Beginning of Period	17,130,016	14,324,159
Outstanding at End of Period	14,065,203	17,130,016

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	4/30/2012	4/30/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 461,664	$ 567,615
Net Realized Gain on Investments	80,512	118,678
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(66,537)	71,742
Net Increase in Net Assets Resulting from Operations	475,639	758,035

Distributions to Shareholders:
Net Investment Income	(462,043)	(566,274)
Net Change in Net Assets from Distributions	(462,043)	(566,274)

Capital Share Transactions:
Proceeds from Sale of Shares	1,850,108	1,707,993
Shares Issued on Reinvestment of Dividends	420,087	509,934
Cost of Shares Redeemed	(1,315,924)	(3,363,154)
Net Increase/(Decrease) from Shareholder Activity	954,271	(1,145,227)

Net Assets:
Net Increase/(Decrease) in Net Assets	967,867	(953,466)
Beginning of Period	14,051,839	15,005,305
End of Period (Including Accumulated Undistributed Net
Investment Income of $26,952 and $26,894, respectively)	$ 15,019,706	$ 14,051,839

Share Transactions:
Shares Sold	184,382	171,372
Shares Issued on Reinvestment of Dividends	42,070	51,066
Shares Redeemed	(131,144)	(336,260)
Net Increase/(Decrease) in Shares	95,308	(113,822)
Outstanding at Beginning of Period	1,406,379	1,520,201
Outstanding at End of Period	1,501,687	1,406,379

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2012		4/30/2011		4/30/2010		4/30/2009		4/30/2008

Net Asset Value, at Beginning of Period	$ 25.62		$ 21.87		$ 15.35		$ 25.17		$ 24.27

Income (Loss) From Investment Operations:
Net Investment Income *	0.09		0.64		-	**	0.06		0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.49)		3.69		6.54		(9.72)		1.72
Total from Investment Operations	(1.40)		4.33		6.54		(9.66)		1.80

Distributions:
Net Investment Income	(0.12)		(0.58)		(0.02)		(0.06)		(0.08)
Realized Gains	-		-		-		(0.10)		(0.82)
Total from Distributions	(0.12)		(0.58)		(0.02)		(0.16)		(0.90)

Proceeds from Redemption Fees	-	**	-	**	-	**	-	**	-

Net Asset Value, at End of Period	$ 24.10		$ 25.62		$ 21.87		$ 15.35		$ 25.17

Total Return ***	(5.42)%		20.04%		42.63%		(38.35)%		7.28%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 338,971		$ 438,815		$ 313,287		$ 69,417		$ 61,381
Before Waivers
Ratio of Expenses to Average Net Assets	1.28%		1.28%		1.32%		1.46%		1.57%
Ratio of Net Investment Income to Average Net Assets	0.42%		2.88%		0.02%		0.33%		0.22%
After Waivers
Ratio of Expenses to Average Net Assets	1.28%		1.28%		1.32%		1.46%		1.48%
Ratio of Net Investment Income to Average Net Assets	0.42%		2.88%		0.02%		0.33%		0.31%
Portfolio Turnover	17.17%		19.97%		10.72%		15.49%		24.20%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2012	4/30/2011	4/30/2010		4/30/2009	4/30/2008

Net Asset Value, at Beginning of Period	$ 9.99	$ 9.87	$ 8.98		$ 9.73	$ 10.07

Income (Loss) From Investment Operations:
Net Investment Income *	0.31	0.38	0.39		0.41	0.50
Net Gain (Loss) on Securities (Realized and Unrealized)	0.01	0.12	0.89		(0.76)	(0.34)
Total from Investment Operations	0.32	0.50	1.28		(0.35)	0.16

Distributions:
Net Investment Income	(0.31)	(0.38)	(0.39)		(0.40)	(0.50)
Realized Gains	-	-	-		-	-
Total from Distributions	(0.31)	(0.38)	(0.39)		(0.40)	(0.50)

Proceeds from Redemption Fees	-	-	-	**	-	-

Net Asset Value, at End of Period	$ 10.00	$ 9.99	$ 9.87		$ 8.98	$ 9.73

Total Return ***	3.29%	5.16%	14.39%		(3.58)%	1.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,020	$ 14,052	$ 15,005		$ 10,595	$ 10,451
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.56%	1.74%	1.94%		2.04%	1.97%
Ratio of Net Investment Income to Average Net Assets	2.67%	3.12%	3.24%		3.50%	4.17%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.76%	4.09%		4.43%	5.04%
Portfolio Turnover	26.02%	16.21%	12.73%		16.70%	5.03%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2012

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund” and together with the Value Fund, the “Funds”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended (“the Act”), as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995. The Value Fund’s investment objective is growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund’s investment objective is to achieve a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended April 30, 2012, management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of and during the year ended April 30, 2012, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  Expenses incurred by the Corporation that do not relate to a specific Fund of the Corporation are allocated in accordance to the Corporation’s expense policy.

Note 3. Security Valuations – As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs and closed end mutual funds) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as Level 2 within the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Directors and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds, are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities such as corporate bonds, municipal bonds, convertible bonds and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as Level 1 within the fair value hierarchy.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 within the fair value hierarchy.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors.  These securities will be categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized in Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Value Fund’s assets measured at fair value as of April 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$329,370,736	$0	$0	$329,370,736
Short-Term Investments	10,367,327	0	0	10,367,327
Total	$339,738,063	$0	$0	$339,738,063

The following table summarizes the inputs used to value the Income Fund’s investments measured at fair value as of April 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Closed End Mutual Funds	$ 310,944	$0	$0	$ 310,944
Corporate Bonds	0	9,836,750	0	9,836,750
Municipal Bonds	0	116,801	0	116,801
Convertible Bonds	0	402,024	0	402,024
U.S. Government Agencies & Obligations	2,075,977	0	0	2,075,977
Short-Term Investments	2,128,899	0	0	2,128,899
Total	$4,515,820	$10,355,575	$0	$14,871,395

The following amounts were transfers in/(out) of Level 1 assets:

	Coporate Bonds	Municipal Bonds	Convertable Bonds	U.S. Government Agencies & Obligations	Total
Transfers from Level 1 to Level 2	$8,669,513	$116,801	$402,024	$0	$9,188,338

Neither Fund held any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended April 30, 2012. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the year ended April 30, 2012. For more detail on the industry classification of investments, please refer to each Fund’s Schedule of Investments. The Value Fund had no transfers into Level 2 during the year ended April 30, 2012.  Transfers that were made out of the Income Fund represent securities that are now being valued using evaluated bid prices in active markets during the year ended April 30, 2012. The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain the Advisor as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2012, the Advisor earned fees from the Value Fund of $3,312,188. For the period of May 1, 2011 through April 5, 2012, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s average net assets.  For the period of April 6, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and\or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.22% (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses, or extraordinary expenses) of the Value Fund’s average net assets. The Advisor was not required to waive or reimburse fees for the Value Fund for the year ended April 30, 2012.

For the year ended April 30, 2012, the Advisor earned fees from the Income Fund of $116,472 before the waiver/reimbursement described below.  For the period of May 1, 2011 through April 5, 2012, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets.  For the period of April 6, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and\or reimburse expenses to the Income Fund to limit the overall expense ratio to 0.85% (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses, or extraordinary expenses) of the Income Fund’s average net assets.  The Advisor waived fees in the amount of $67,933 for the year ended April 30, 2012.

Pursuant to a plan of distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the year ended April 30, 2012, the Value Fund and the Income Fund incurred distribution fees of $880,901 and $36,858, respectively.

Directors and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $5,000 plus expenses for services related to the Corporation. The expense is allocated equally between the Funds.

Note 5. Capital Share Transactions

At April 30, 2012, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund and the Income Fund), and paid in capital amounted to $294,399,568 for the Value Fund and $14,541,808 for the Income Fund.

The Funds’ will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.  For the fiscal year ended April 30, 2012, the Value Fund collected $9,668 in redemption fees.  For the fiscal year ended April 30, 2012, the Income Fund did not collect any redemption fees.

Note 6. Investments

Value Fund

For the year ended April 30, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $58,211,840 and $96,445,194, respectively. For the year ended April 30, 2012, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $18,104,063 and $21,065,469, respectively. For federal income tax purposes, as of April 30, 2012, the gross unrealized appreciation for all securities totaled $70,687,726 and the gross unrealized depreciation for all securities totaled $25,848,442, for a net unrealized appreciation of $44,839,284.  The aggregate cost of securities for federal income tax purposes at April 30, 2012, was $294,898,779.

Income Fund

For the year ended April 30, 2012, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $947,450 and $2,094,258, respectively.  For the year ended April 30, 2012, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $2,082,500 and $1,000,000, respectively.  For federal income tax purposes, as of April 30, 2012, the gross unrealized appreciation for all securities totaled $1,085,206 and the gross unrealized depreciation for all securities totaled $7,723, for a net unrealized appreciation of $1,077,483.  The aggregate cost of securities for federal income tax purposes at April 30, 2012, was $13,793,912.

Note 7. Distributions to Shareholders

Value Fund

The Value Fund makes distributions annually. During the fiscal year ended April 30, 2012, distributions of $0.12 per share, or $1,680,128 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the fiscal year ended April 30, 2012, and the fiscal year ended April 30, 2011 was as follows:

                    Fiscal year ended               Fiscal year ended

Distributions paid from:                                   4/30/2012                          4/30/2011

Ordinary Income                                            $1,680,128                        $9,103,379

                                                                       $1,680,128                        $9,103,379

As of the fiscal year ended April 30, 2012, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                 $      853,279

Capital Loss Carryforward                             (1,121,481)

Unrealized Appreciation/(Depreciation)        44,839,284

                                                                    $44,571,082

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales and post-October losses.

The Value Fund elects to defer to its fiscal year ending April 30, 2013, $26,398 of capital losses recognized during the period from November 1, 2011 to April 30, 2012.

Income Fund

The Income Fund makes quarterly income distributions. During the fiscal year ended April 30, 2012, distributions of $0.31 per share, or $462,043 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the fiscal year ended April 30, 2012 and the fiscal year ended April 30, 2011 were as follows:

                    Fiscal year ended            Fiscal year ended

Distributions paid from:                                   4/30/2012                       4/30/2011

Ordinary Income                                               $462,043                        $566,274

                                                                         $462,043                        $566,274

As of the fiscal year ended April 30, 2012, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                 $         26,952

Capital Loss Carryforward                                 (618,842)

Unrealized Appreciation/(Depreciation)          1,077,483

                                                                 $       485,593

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and fair value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act.  As of April 30, 2012, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 78% of the voting securities of the Value Fund and may be deemed to control the Value Fund.  As of April 30, 2012, SEI Private Trust Company held in omnibus accounts for the benefit of others approximately 25% of the voting securities of the Income Fund and may be deemed to control the Income Fund.

Note 9. Capital Loss Carryforwards

As of the fiscal year ended April 30, 2012, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $618,842; $77,256 expires in 2017 and $541,586 expires in 2018.  As of the fiscal year ended April 30, 2012, the Value Fund had available for federal income tax purposes an unused capital loss carryforward of $1,121,481, which $1,121,481 expires in 2018.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.

Note 10. Loan Agreement

The Funds may, from time to time, participate in a program offered by Reflow, LLC (“Reflow”) which provides an alternative source of capital available to the Funds to satisfy some or all of their redemption requests. For the year ended April 30, 2012, the Value Fund’s maximum borrowing was $11,000 and average borrowing was immaterial. The Income Fund did not have borrowings during the year ended April 30, 2012.

Note 11. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

Note 12. Subsequent Event – Class I Shares for the Value Fund

At the March 14, 2012 meeting, the Board of Directors approved the issuance of Class I shares for the Value Fund and the existing shares of the Value Fund will be designated as Class R. It is expected that commencement of operations of Class I shares and the re-designation of the existing Value Fund shares will occur in July 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation comprising Croft Value Fund and Croft Income Fund (the “Funds”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Croft Funds Corporation as of April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 29, 2012

Croft Funds Corporation
Expense Illustration
April 30, 2012 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2011	April 30, 2012	November 1, 2011 to April 30, 2012

Actual	$1,000.00	$1,107.01	$6.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.50	$6.42

* Expenses are equal to the Value Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

		Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2011	April 30, 2012	November 1, 2011 to April 30, 2012

Actual	$1,000.00	$1,019.85	$5.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Income Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2012 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and each officer of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Kent G. Croft[2] Age: 49	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	None	17 years
L. Gordon Croft[2] Age: 79	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	None	17 years
Phillip Vong Age: 37	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	8 years
George Russell Croft[2] Age: 38	Director and Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001.	2	None	5 years as Vice President; 2 year as Director

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Benjamin R. Civiletti Age: 75	Director of the Corporation. Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present).	2	None	Since August 2010
Steven Tamasi Age: 48	Director of the Corporation. Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	2	None	Since August 2010
Charles Jay McLaughlin Age: 49	Director of the Corporation. President, Orion Safety Products as of January 1999.	2	None	13 years

1 The mailing address of each Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION

APRIL 30, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

Rev. June 2011

FACTS	WHAT DOES CROFT FUNDS CORPORATION DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Croft Funds Corporation chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Croft Funds Corporation share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-551-0990.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

Page 2

What we do:
How does Croft Funds Corporation protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Croft Funds Corporation collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Croft Funds Corporation does not jointly market.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft Value Fund and Croft Income Fund. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 24,700

FY 2011

$ 24,700

(b)

Audit-Related Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2012

$ 5,000

FY 2011

$ 4,500

Nature of the fees:

Federal and State Tax Returns.  The 2012 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2012

$    421

FY 2011

$ 1,100

Nature of the fees:

Out of pocket expenses and consents

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 5,000

FY 2011

$ 4,500

Part of the 2012 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 9, 2012

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 9, 2012

* Print the name and title of each signing officer under his or her signature.